                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]     Preliminary Proxy Statement     [ ]     Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))



[X]     Definitive Proxy Statement


[ ]     Definitive Additional Materials
[ ]     Soliciting Material Under Rule 14a-12

                 WINTHROP GROWTH INVESTORS 1 LIMITED PARTNERSHIP
                 -----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:

      __________________________________________________________________________

(2)     Aggregate number of securities to which transaction applies:

      __________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      __________________________________________________________________________

(4)   Proposed maximum aggregate value of transaction:

      __________________________________________________________________________

(5)   Total fee paid:

      __________________________________________________________________________

[ ]   Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

      __________________________________________________________________________

(2)   Form, Schedule or Registration Statement No.:

      __________________________________________________________________________

(3)   Filing Party:

      __________________________________________________________________________

(4)   Date Filed: ______________________________________________________________

                 WINTHROP GROWTH INVESTORS 1 LIMITED PARTNERSHIP
                           C/O THE ALTMAN GROUP, INC.
                            1275 VALLEY BROOK AVENUE
                           LYNDHURST, NEW JERSEY 07071


                                  June 24, 2004


Dear Limited Partner:

      We request your consent to the withdrawal of Linnaeus-Lexington Associates Limited Partnership, a Massachusetts limited partnership (the "Withdrawing General Partner"), as associate general partner of Winthrop Growth Investors 1 Limited Partnership, a Massachusetts limited partnership (the "Partnership"), and the assignment and transfer of the Withdrawing General Partner's general partnership interest to and the substitution of AIMCO/Winthrop Growth Investors 1 GP, LLC, a Delaware limited liability company (the "Nominee General Partner"), which is referred to as the "Transfer Proposal."

      Affiliates of the Withdrawing General Partner and the Nominee General Partner have entered into an agreement for the transfer of the interest currently held by the Withdrawing General Partner in exchange for $1,022,000. The Nominee General Partner is a wholly owned subsidiary of AIMCO Properties, L.P., a Delaware limited partnership (the "AIMCO Operating Partnership").

      Affiliates of the AIMCO Operating Partnership and the Nominee General Partner have been managing the day-to-day operations of your Partnership and its properties since approximately October 1997, when they acquired interests in your Partnership from affiliates of the Withdrawing General Partner and entered into certain agreements with the Withdrawing General Partner. In December, 2003, the AIMCO Operating Partnership entered into a contract to acquire the managing general partnership interest from an affiliate of the Withdrawing General Partner. This transfer of the managing general partnership interest and the admission of the Nominee General Partner as a general partner of the Partnership was previously approved by the limited partners of the Partnership (the "Limited Partners"). The AIMCO Operating Partnership expects that transfer to be effective upon obtaining approval of the lenders to the Partnership, which the AIMCO Operating Partnership expects to occur prior to June 30, 2004. Accordingly, the Transfer Proposal will not change the existing operations of your Partnership. The Transfer Proposal, however, will permit the Nominee General Partner, which is controlled by the AIMCO Operating Partnership, to take or propose certain extraordinary actions relating to your Partnership without the need for any consent from the Withdrawing General Partner.

      The AIMCO Operating Partnership is of the opinion that the responsibilities of the general partners should be coordinated through a single general partner. Through the experience of the AIMCO Operating Partnership, the Nominee General Partner has had significant experience in managing other partnerships that own multifamily housing, and is of the opinion that it has sufficient capacity to make all the operating and strategic decisions with respect to your Partnership.

      The AIMCO Operating Partnership and its affiliates own 10,969.25, or approximately 47.4%, of the outstanding limited partnership interests of your Partnership ("Units") and have indicated they will consent to the Transfer Proposal. Affiliates of the Withdrawing General Partner hold none of the outstanding Units. Pursuant to the terms of your partnership's agreement of limited partnership, as amended (the "Partnership Agreement"), the consent of the general partners and two-thirds in interest of the Limited Partners is required to approve the Transfer Proposal. Limited Partners holding an additional 4,456.75 Units must consent to the Transfer Proposal for it to be approved.

      The Withdrawing General Partner and the Nominee General Partner have a conflict of interest with respect to the Transfer Proposal. As a result, neither makes any recommendation as to whether Limited Partners should consent to the Transfer Proposal.

      If the Transfer Proposal is approved and the Transfer is consummated, you will own the same class and quantity of interest in the Partnership as you owned in the Partnership prior to consummation of the Transfer Proposal. You will not receive any consideration as a result of the consummation of the Transfer Proposal. There will not be any tax consequence to the Limited Partners or the Partnership solely as a result of the Transfer Proposal. Upon consummation of the Transfer Proposal, the existing Partnership Agreement will govern the relationship among the partners of the Partnership after the effective time of the transfer to the Nominee General Partner, except that it will provide that the Withdrawing General Partner is no longer a general partner and that the Nominee General Partner is a general partner of the Partnership. More information about the Nominee General Partner, the background leading to the Transfer Proposal, and the terms of the Transfer Proposal are set forth in the attached Consent Solicitation Statement.

      LIMITED PARTNERS ARE NOT ENTITLED TO DISSENTERS' APPRAISAL RIGHTS UNDER APPLICABLE LAW OR THE PARTNERSHIP AGREEMENT IN CONNECTION WITH THE TRANSFER PROPOSAL.

      YOUR VOTE IS IMPORTANT. To consent to the Transfer Proposal, please complete, date and sign the enclosed Consent in accordance with its instructions and return it in the enclosed pre-addressed, postage-paid envelope as soon as possible. Even if you do not consent to the Transfer Proposal, please fully complete and return the enclosed Consent in accordance with its instructions.

      Questions and requests for assistance may be directed to the Solicitation Agent, The Altman Group, Inc., at its address set forth below.

                          TWO WINTHROP PROPERTIES, INC.

                           THE SOLICITATION AGENT IS:

                             THE ALTMAN GROUP, INC.

          By Mail:              By Overnight Courier:               By Hand:

  1275 Valley Brook Avenue    1275 Valley Brook Avenue      1275 Valley Brook Avenue
Lyndhurst, New Jersey 07071  Lyndhurst, New Jersey 07071  Lyndhurst, New Jersey 07071
       (800) 217-9608              (800) 217-9608                (800) 217-9608

           By Facsimile:                          For Information please call:

          (201) 460-0050                            TOLL FREE (800) 217-9608

                 WINTHROP GROWTH INVESTORS 1 LIMITED PARTNERSHIP
                           C/O THE ALTMAN GROUP, INC.
                            1275 VALLEY BROOK AVENUE
                           LYNDHURST, NEW JERSEY 07071


                                  June 24, 2004


                         CONSENT SOLICITATION STATEMENT

Dear Limited Partner:


      Two Winthrop Properties, Inc., a Massachusetts corporation (the "Managing General Partner") is requesting your consent to the withdrawal of Linnaeus-Lexington Associates Limited Partnership, a Massachusetts limited partnership (the "Withdrawing General Partner"), as associate general partner of Winthrop Growth Investors 1 Limited Partnership, a Massachusetts limited partnership (the "Partnership"), and the assignment and transfer of the Withdrawing General Partner's general partnership interest to and the substitution of AIMCO/Winthrop Growth Investors 1 GP, LLC, a Delaware limited liability company (the "Nominee General Partner"), which is referred to as the "Transfer Proposal." This Consent Solicitation is being mailed to the limited partners of the Partnership (the "Limited Partners") on or about June 24, 2004.


      Affiliates of the Withdrawing General Partner and the Nominee General Partner have entered into an agreement for the transfer of the interest currently held by the Withdrawing General Partner in exchange for $1,022,000. The Nominee General Partner is a wholly owned subsidiary of AIMCO Properties, L.P., a Delaware limited partnership (the "AIMCO Operating Partnership").

      Affiliates of the AIMCO Operating Partnership and the Nominee General Partner have been managing the day-to-day operations of your Partnership and its properties since approximately October 1997, when they acquired interests in your Partnership from affiliates of the Withdrawing General Partner and entered into certain agreements with the Withdrawing General Partner. In December, 2003, the AIMCO Operating Partnership entered into a contract to acquire the managing general partnership interest from an affiliate of the Withdrawing General Partner. This transfer of the managing general partnership interest and the admission of the Nominee General Partner as a general partner of the Partnership was previously approved by the Limited Partners. The AIMCO Operating Partnership expects that transfer to be effective upon obtaining approval of the lenders to the Partnership, which the AIMCO Operating Partnership expects to occur prior to June 30, 2004. Accordingly, the Transfer Proposal will not change the existing operations of your Partnership. The Transfer Proposal, however, will permit the Nominee General Partner, which is controlled by the AIMCO Operating Partnership, to take or propose certain extraordinary actions relating to your Partnership without the need for any consent from the Withdrawing General Partner.

      The AIMCO Operating Partnership is of the opinion that the responsibilities of the general partners should be coordinated through a single general partner. Through the experience of the AIMCO Operating Partnership, the Nominee General Partner has had significant experience in managing other partnerships that own multifamily housing, and is of the opinion that it has sufficient capacity to make all the operating and strategic decisions with respect to your Partnership. More information about the Nominee General Partner, the background leading to the Transfer Proposal, and the terms of the Transfer Proposal are described in this Consent Solicitation Statement.

      Pursuant to the terms of your partnership's agreement of limited partnership, as amended, (the "Partnership Agreement"), the consent of the general partners and two-thirds in interest of the Limited Partners is required to approve the Transfer Proposal. The general partners have agreed to consent to the Transfer Proposal. The AIMCO Operating Partnership and its affiliates own 10,969.25, or approximately 47.4%, of the outstanding limited partnership interests ("Units") and have indicated they will consent to the Transfer Proposal. Affiliates of the Withdrawing General Partner hold none of the outstanding Units. Limited Partners holding an additional 4,456.75, or 19.26%, of the outstanding Units must consent to the Transfer Proposal for it to be approved.

      THE WITHDRAWING GENERAL PARTNER AND THE MANAGING GENERAL PARTNER HAVE A CONFLICT OF INTEREST WITH RESPECT TO THE TRANSFER PROPOSAL. AS A RESULT, NEITHER MAKES ANY RECOMMENDATION AS TO WHETHER LIMITED PARTNERS SHOULD CONSENT TO THE TRANSFER PROPOSAL.

      If the Transfer Proposal is approved and the Transfer is consummated, you will own the same class and quantity of interest in the Partnership as you owned in the Partnership prior to consummation of the Transfer Proposal. You will not receive any consideration as a result of the consummation of the Transfer Proposal. There will not be any tax consequence to the Limited Partners or the Partnership solely as a result of the Transfer Proposal. Upon consummation of the Transfer Proposal, the existing Partnership Agreement will govern the relationship among the partners of the Partnership after the effective time of the transfer to the Nominee General Partner, except that it will provide that the Withdrawing General Partner is no longer a general partner and that the Nominee General Partner is a general partner of the Partnership.

      LIMITED PARTNERS ARE NOT ENTITLED TO DISSENTERS' APPRAISAL RIGHTS UNDER APPLICABLE LAW OR THE PARTNERSHIP AGREEMENT IN CONNECTION WITH THE TRANSFER PROPOSAL.

      YOUR VOTE IS IMPORTANT. To consent to the Transfer Proposal, please complete, date and sign the enclosed Consent in accordance with its instructions and return it in the enclosed pre-addressed, postage-paid envelope as soon as possible. Even if you do not consent to the Transfer Proposal, please fully complete and return the enclosed Consent in accordance with its instructions.


      THIS SOLICITATION OF CONSENTS WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON JULY 14, 2004 UNLESS THIS DATE IS EXTENDED BY THE GENERAL PARTNER IN ITS DISCRETION. THIS DATE, AS SO EXTENDED, IS REFERRED TO IN THIS SOLICITATION STATEMENT AS THE "EXPIRATION DATE."


      Questions and requests for assistance may be directed to the Solicitation Agent, The Altman Group, Inc., by mail at 1275 Valley Brook Avenue, Lyndhurst, New Jersey 07071; by fax at (201) 460-0050, or by telephone at (800) 217-9608.

                      FORWARD-LOOKING AND OTHER STATEMENTS

      This Information Statement contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to risks and uncertainties. Forward-looking statements include information with respect to the Partnership's, the Managing General Partner's, the Withdrawing General Partner's, and the Nominee General Partner's intent, opinions or expectations, with respect to such matters as:

            - The economic outlook for the economy and the market for multifamily housing in general, and your Partnership in particular;

            -     The capital needs of your Partnership;

            -     The cash flow and operating performance of your Partnership;

            - Regulatory requirements, the debt covenants affecting your Partnership, and the failure of your Partnership to comply with those requirements or covenants; and

            - Other trends affecting the Partnership's business, financial condition, and results of operation.

      Forward-looking statements in this Information Statement are identified by words or phrases identifying the Partnership's, the Managing General Partner's, the Withdrawing General Partner's, or the Nominee General Partner's opinion, such as "anticipate," "believe," "estimate," "expect," "intend," "may be," "objective,' "plan," "predict," "project," and "will be" or similar words and phrases (or the opposite). Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, those discussed elsewhere in this Information Statement.

      Information contained herein regarding the Withdrawing General Partner, its business, affiliates, beliefs and intentions is based solely on information provided by the Withdrawing General Partner.

                              THE TRANSFER PROPOSAL

  YOU WILL NOT RECEIVE ANY CONSIDERATION AS A RESULT OF THE TRANSFER PROPOSAL.

      Background of Ownership of the AIMCO Operating Partnership. In October 1997, Insignia Financial Group, Inc. ("Insignia") acquired (1) an interest in the Class B common stock of First Winthrop Corporation ("FWC"), and (2) an associate general partnership interest in Winthrop Financial Associates, A Limited Partnership ("WFA"), which provided Insignia with the exclusive rights to direct certain day-to-day operational activities of partnerships (including your Partnership). Insignia also acquired, or contracted to acquire, limited partnership interests in certain of those partnerships, including your Partnership. Affiliates of WFA remained as general partners of these partnerships, with the exclusive right and authority to direct the activities of the partnerships, including your Partnership, except to the extent granted to Insignia and its affiliates, as more fully described below.

      On October 1, 1998, AIMCO merged with Insignia (the "Insignia Merger"). As a result of the Insignia Merger, AIMCO acquired approximately 51% of the outstanding common shares of beneficial interest of Insignia Properties Trust ("IPT"). On October 31, 1998, IPT and AIMCO entered into an agreement and plan of merger, dated as of October 1, 1998, pursuant to which IPT merged with AIMCO on February 26, 1999. AIMCO then contributed IPT's interest in Insignia Properties L.P., IPT's operating partnership, to AIMCO's wholly owned subsidiary, AIMCO/IPT, Inc. An affiliate of AIMCO also replaced IPT as the sole general partner of Insignia Properties L.P. As a result, a subsidiary of AIMCO acquired Insignia's interest in WFA and your Partnership and also acquired certain rights in FWC.

      The AIMCO Operating Partnership is of the opinion that it does not control the actions of the Withdrawing General Partner or its affiliates not otherwise affiliated with the AIMCO Operating Partnership.

      Limitations on Rights of the Managing General Partner. The managing general partner of the Partnership may not take certain actions with respect to the Partnership without the consent of the associate general partner of the Partnership. These actions include, but are not limited to, a sale of any property of the Partnership and amendments to the Partnership Agreement. If the Transfer Proposal is approved, it will permit the managing general partner of the Partnership to approve these extraordinary actions without the consent of the Withdrawing General Partner.

      Background of the Transfer Proposal. The AIMCO Operating Partnership has been managing the day-to-day operations of the Partnership since the Insignia Merger. In December 2003, the AIMCO Operating Partnership entered into a contract to acquire the managing general partnership interest from an affiliate of the Withdrawing General Partner. This transfer of the managing general partnership interest and the admission of the Nominee General Partner as a general partner of the Partnership was previously approved by the Limited Partners. The AIMCO Operating Partnership expects that transfer to be effective upon obtaining approval of the lenders to the Partnership, which the AIMCO Operating Partnership expects to occur prior to June 30, 2004. The AIMCO Operating Partnership is of the opinion that the responsibilities of the general partners should be coordinated through a single general partner. The AIMCO Operating Partnership is of the opinion that it will be easier to make decisions with respect to the Partnership, including decisions to fund operational shortfalls, if it can take or propose all actions with respect to the Partnership, including certain extraordinary actions. Through the experience of the AIMCO Operating Partnership, the Nominee General Partner has had significant experience in managing other partnerships that own multifamily housing, and is of the opinion that it has sufficient capacity to make all the operating and strategic decisions with respect to your Partnership.

      In early 2003, the AIMCO Operating Partnership and affiliates of the Withdrawing General Partner began discussions as to whether the AIMCO Operating Partnership could acquire the managing general partnership interest in the Partnership in its totality, without any further obligation to obtain the consent of the Withdrawing General

Partner for certain extraordinary transactions. The AIMCO Operating Partnership agreed to pay a total of (i) approximately $1,100,000, (ii) all 200 shares of the Class B common stock of FWC, and (iii) the associate general partnership interest in WFA, in exchange for 33 general and limited partnership interests, including the purchase of a 6.25% managing general partnership interest in your Partnership for an allocated price of $1,000, payable in units of limited partnership interest in the AIMCO Operating Partnership. These partnership interests to be acquired by the AIMCO Operating Partnership and its affiliates also included partnership interests in the Partnership's operating partnerships.

      Implementation of the Transfer Proposal. If the Transfer Proposal is approved by two-thirds in interest of the Limited Partners, the Transfer Proposal will be approved. Upon consummation of the Transfer Proposal and the transfer of the managing general partnership interest, the AIMCO Operating Partnership and its affiliates will own approximately 52.67% of the total partnership interest of the Partnership, comprised of a 10.0% general partnership interest of the Partnership and approximately 47.4% of the outstanding Units, or 42.665% of the total partnership interest.

      Effect of the Transfer Proposal. Decisions with respect to the day-to-day management of the Partnership are the responsibility of the managing general partner of the Partnership. The Withdrawing General Partner and the Managing General Partner are of the opinion that the Transfer Proposal will not have any effect on the operations of the Partnership, except as noted below. The AIMCO Operating Partnership and its affiliates will be able to substantially influence or control the outcome of many significant Partnership decisions. Under the Partnership Agreement, Limited Partners holding a majority of the outstanding Units must approve certain extraordinary transactions, including the removal of the general partner, most amendments to the Partnership Agreement, and the sale of all or substantially all of the Partnership's assets. In addition, the associate general partner must approve certain extraordinary actions, including a sale of any property and amendments to the Partnership Agreement. Because the associate general partner of the Partnership will be a subsidiary of the AIMCO Operating Partnership after consummation of the Transfer Proposal, the AIMCO Operating Partnership will control the management of the Partnership without the consent of the Withdrawing General Partner.

      Treatment. Upon consummation of the Transfer Proposal, all rights and interest with respect to the general partner interest will be deemed transferred from the Withdrawing General Partner to the Nominee General Partner, including without limitation, all allocations of profit and loss for tax purposes, as if the Transfer Proposal had been consummated on the first day in the calendar quarter in which the Transfer Proposal occurs.

      Directors, Officers and Governing Documents. The members, partners, and stockholders of the Nominee General Partner, and its officers and directors, immediately prior to the consummation of the Transfer Proposal will be the members, partners, and stockholders of the Nominee General Partner, and its officers and directors, upon the consummation of the Transfer Proposal. The certificate of limited partnership of the Partnership, as in effect immediately prior to consummation of the Transfer Proposal, will be the certificate of limited partnership of the Partnership after consummation of the Transfer Proposal, except that it will be amended to reflect the withdrawal of the Withdrawing General Partner and the assignment and transfer of the Withdrawing General Partner's general partnership interest to and the substitution of the Nominee General Partner. The Partnership Agreement, as modified to reflect the withdrawal of the Withdrawing General Partner and the assignment and transfer of the Withdrawing General Partner's general partnership interest to and the substitution of the Nominee General Partner, will be the agreement of limited partnership of the Partnership after the transfer to the Nominee General Partner.

      Succession. Upon consummation of the Transfer Proposal, the Withdrawing General Partner will not have any further right to participate in the management or operation of the Partnership or to receive future allocations of profits and losses, any distributions from the Partnership or any other funds or assets of the Partnership. All of these rights will be transferred to the Nominee General Partner upon the consummation of the Transfer Proposal.

      Third Party Consents. None of the parties will be required to consummate the transfer to the Nominee General Partner if required approval of the partners of the Partnership or of any other persons or entities, including, without limitation, the United States Department of Housing and Urban Development, any state housing authority or agency, lenders, bond trustees, and credit enhancers, of the transfer has not been obtained. The Transfer Proposal will be consummated as soon as practicable after the required third party and governmental consents have been obtained, but there can be no assurance as to the timing of the Transfer Proposal.

      Consents Solicited. The Managing General Partner is soliciting the consent of Limited Partners to the Transfer Proposal. The AIMCO Operating Partnership and its affiliates own 10,969.25, or approximately 47.4%, of the outstanding Units, and they intend to consent to the Transfer Proposal. The Withdrawing General Partner and its affiliates own none of the outstanding Units.

      Tax Consequences. There will not be any tax consequence to the Limited Partners or the Partnership solely as a result of the Transfer Proposal. See "Tax Consequences of the Transfer Proposal."


      Approval. June 23, 2004 is the record date (the "Record Date") for determining Limited Partners entitled to receive this Consent Solicitation Statement. The AIMCO Operating Partnership and its affiliates own 10,969.25, or approximately 47.4%, of the outstanding Units and have indicated they will consent to the Transfer Proposal. The Withdrawing General Partner and its affiliates own none of the outstanding Units. Pursuant to the Partnership Agreement, the consent of the general partners of the Partnership and two-thirds in interest of the Limited Partners is required to approve the Transfer Proposal. Subject to the caveats set forth below, if Limited Partners owning an additional 4,456.75, or 19.26%, of the outstanding Units consent in writing to the Transfer Proposal, the Transfer Proposal will be approved. The transfer to the Nominee General Partner will not be consummated if the required consent of the partners to the Transfer Proposal is not obtained. Abstentions on the enclosed Consent will not be treated as consent to the Transfer Proposal.


      Power of Attorney. The Partnership Agreement grants the power of attorney to the managing general partner of the Partnership to amend the Partnership Agreement and file amendments with the appropriate government authority to reflect the withdrawal of a general partner and the admission of a new general partner. If the Transfer Proposal is approved by the partners, the managing general partner, the Withdrawing General Partner, or both will prepare these amendments to reflect the withdrawal of the Withdrawing General Partner and the assignment and transfer of the Withdrawing General Partner's general partnership interest to and the substitution of the Nominee General Partner. In addition, appropriate amendments will be filed with the appropriate government authority pursuant to this power of attorney.

      Appraisal Rights. Limited Partners are not entitled to appraisal rights permitting them to seek a judicial determination of the value of their Partnership interests under applicable law.

      Future Plans of the Nominee General Partner and the AIMCO Operating Partnership. Except as disclosed in this Consent Solicitation Statement, the Nominee General Partner and the AIMCO Operating Partnership do not have any specific intention with respect to the Partnership that would involve any of the following transactions: (i) payment of extraordinary distributions; (ii) refinancing, reducing or increasing existing indebtedness of the Partnership;
(iii) sales or exchanges of the Partnership's properties; (iv) additional purchases of interests in the Partnership; and (v) mergers or other consolidation transactions involving the Partnership. However, if the Transfer Proposal is approved, the Nominee General Partner will be able to consider those transactions and may recommend them to the Partnership for approval or, after the transfer of the managing general partnership interest and if no other partnership approvals are required, effect those transactions as the sole general partner of the Partnership. The AIMCO Operating Partnership and the Nominee General Partner may consider any of the foregoing transactions in the future, and the AIMCO Operating Partnership reviews its portfolio of investments from time to time to consider those transactions. Transactions could involve transactions involving other limited partnerships in which any of the Nominee General Partner or its affiliates serve as general partners, or a combination of the Partnership with one or more existing, publicly traded entities (including, possibly, affiliates of AIMCO), in any of which Limited Partners might receive cash, common stock or other securities or consideration. There is no assurance, however, as to when or whether any of the transactions referred to above might occur. If the Partnership enters into a transaction, the AIMCO Operating Partnership will participate in the benefits of that transaction to the extent of its ownership of interests in the Partnership.

                    TAX CONSEQUENCES OF THE TRANSFER PROPOSAL

      THE FOLLOWING SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS BASED UPON CURRENT U.S. FEDERAL TAX LAW, WHICH IS SUBJECT TO CHANGE, POSSIBLY WITH RETROACTIVE EFFECT. THIS SUMMARY IS FOR GENERAL INFORMATION ONLY AND DOES NOT ADDRESS ALL ASPECTS OF U.S. FEDERAL INCOME

TAXATION THAT MAY BE RELEVANT IN THE PARTICULAR CIRCUMSTANCES OF EACH LIMITED PARTNER OR TO LIMITED PARTNERS SUBJECT TO SPECIAL TREATMENT UNDER THE CODE. IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY STATE, LOCAL OR FOREIGN TAX CONSEQUENCES. PLEASE CONSULT YOUR TAX ADVISOR IF YOU HAVE CONCERNS THAT YOU BELIEVE APPLY TO YOUR TAX SITUATION.

      In general, the Managing General Partner is of the opinion that the Transfer Proposal will not have any tax consequences to the Limited Partners or the Partnership.

      The transfer to the Nominee General Partner, along with other sales or exchanges of interests in the Partnership that have occurred within the 12-month period ending on the date that the Transfer Proposal is effected, may cause a termination of the Partnership for federal income tax purposes (a "Termination"). The Managing General Partner does not believe that the transfer of the general partnership interest to it will cause a Termination because an insufficient number of interests in the Partnership have been transferred in the last 12 months. If a Termination does occur, however, the Partnership's taxable year will close as of the date of the Transfer Proposal, and the Partnership will be required to file a final federal partnership return as of that date reporting its income, gain, loss and other tax items on such return. This may, among other things, result in acceleration of the recognition by the partners of any income or gain from the Partnership's operations in a taxable period that is earlier than the taxable period in which such income or gain otherwise would have been recognized if the Partnership had not terminated. In addition, while generally the adjusted tax basis in the Partnership's assets will be the same as the Partnership's basis in such assets immediately before the Transfer Proposal, the Partnership will be permitted to increase the basis of its assets to the extent the provisions of Code Section 754 apply. However, a Termination may require that the Partnership recalculate the depreciable lives of its assets, which could result in the assets being depreciated over a longer period of time than if there had been no Termination. If this were to occur, the annual average depreciation deductions allocable to the partners may decrease for a number of years following the transfer to the Nominee General Partner (thereby increasing the taxable income allocable to such partners), but would not have any effect on the total depreciation deductions available over the useful lives of the assets.

                                  RISK FACTORS

      THE TRANSFER PROPOSAL HAS CERTAIN RISKS AND DISADVANTAGES. Before deciding whether to consent to the Transfer Proposal, please carefully consider the following risk factors.

RISK FACTORS IF THE TRANSFER PROPOSAL IS APPROVED

      The Transfer Proposal Will Enable the AIMCO Operating Partnership to Approve Significant Decisions Without Having to Obtain the Approval of the Withdrawing General Partner. Decisions with respect to the day-to-day management of the Partnership are the responsibility of the managing general partner of the Partnership. However, under the Partnership Agreement, Limited Partners holding a majority in interest of the Limited Partners must approve certain transactions, including the removal of the general partner, certain amendments to the Partnership Agreement, and the sale of all or substantially all of the Partnership's assets. The AIMCO Operating partnership and its affiliates own approximately 10,969.25 Units, or approximately 47.4%, of the outstanding limited partner Units of your Partnership. If the AIMCO Operating Partnership and its affiliates acquire more than 4,456.75 additional outstanding Units, it will control a majority of the outstanding Units and will have the ability to control most votes of the limited partners. In addition, the associate general partner must approve certain extraordinary actions, including a sale of any property and amendments to the Partnership Agreement. If the Transfer Proposal is approved, the AIMCO Operating Partnership will be able to approve these extraordinary actions without the consent of the Withdrawing General Partner, subject to the restrictions on actions by the general partner contained in the Partnership Agreement.

      The General Partner Will Continue to Have Conflicts of Interest. The Nominee General Partner is an affiliate of the AIMCO Operating Partnership. Accordingly, the Nominee General Partner will have conflicts of interest in the capacity as general partner of the Partnership. The Nominee General Partner is a limited liability company and has fiduciary duties to its members, which may from time to time conflict with its fiduciary duties to the Limited Partners or the Partnership. The conflicts of interest include the fact that a decision to remove, for any reason, the Nominee General Partner from its position as a general partner of the Partnership would result in a decrease or elimination of the substantial management fees paid to the general partner for managing the Partnership. Also, an affiliate of the AIMCO Operating Partnership is the property manager of your Partnership and receives substantial fees for managing the properties. In 2003 and the three months ended March 31, 2004, the Partnership paid approximately $296,000 and $73,000, respectively, in management fees to affiliates of the AIMCO Operating Partnership, and the AIMCO Operating Partnership and its affiliates were reimbursed or earned approximately $145,000 and $34,000, respectively. Included in the amount for 2003 are fees related to construction management services provided by an affiliate of the AIMCO Operating Partnership of approximately $17,000. The fees are calculated based upon a percentage of current year additions to fixed assets. Beginning in 2001, the Partnership began insuring its properties up to certain limits through coverage provided by an affiliate of your General Partner which is generally self-insured for a portion of losses and liabilities related to workers compensation, property casualty and vehicle liability. The Partnership insures its properties above those limits through insurance policies obtained by the AIMCO Operating Partnership from insurers unaffiliated with the AIMCO Operating Partnership. During the years ended December 31, 2003, 2002 and 2001, the Partnership paid affiliates of the Nominee General Partner approximately $69,000, $113,000 and $105,000, respectively, for insurance coverage and fees associated with policy claims administration.

      In addition, because AIMCO and the Partnership both invest in apartment properties, these properties may compete with one another for tenants. Furthermore, AIMCO may acquire properties in the general market areas where the Partnership's properties are located. AIMCO and its affiliates believe that this concentration of properties in the general market areas will facilitate overall operations through collective advertising efforts and other operational efficiencies. In managing its properties, AIMCO will attempt to reduce conflicts between competing properties by referring prospective customers to the property considered to be most conveniently located for the customer's needs.

RISK FACTORS IF THE TRANSFER PROPOSAL IS NOT APPROVED

      Extraordinary Actions Will Require the Consent of the Withdrawing General Partner. The AIMCO Operating Partnership controls the day-to-day operations of the Partnership. However, the Partnership Agreement provides that the managing general partner may not take certain extraordinary actions without the consent of the Withdrawing General Partner. Those extraordinary actions include, but are not limited to, a sale of any property of the Partnership and amendments to the Partnership Agreement. If the Transfer Proposal is approved, the managing general partner may approve these extraordinary actions without the consent of the Withdrawing General Partner.

      It Will Be More Difficult for the Affiliates of the AIMCO Operating Partnership to Operate the Partnership. Although the AIMCO Operating Partnership controls the day-to-day operations of the Partnership, certain extraordinary transactions are subject to the approval of the Withdrawing General Partner. Because its control is limited in this manner, it may be more difficult for the AIMCO Operating Partnership to take certain actions with respect to the Partnership, including making required loans or advances to the Partnership to fund operating deficits or capital expenditures.

                        GENERAL PARTNER'S RECOMMENDATION

      The Managing General Partner, as an affiliate of the Withdrawing General Partner, has a conflict of interest and does not make any recommendation as to whether Limited Partners should consent to the Transfer Proposal.

      INFORMATION ABOUT YOUR PARTNERSHIP, THE GENERAL PARTNER AND THE AIMCO
                              OPERATING PARTNERSHIP

      The Partnership. WINTHROP GROWTH INVESTORS 1 LIMITED PARTNERSHIP is a limited partnership organized under the laws of the State of Massachusetts on June 20, 1983. Its primary business is real estate ownership and related operations. The Partnership was formed for the purpose of owning income-producing residential, commercial and industrial properties.

      Your Partnership owns its properties through the its operating partnerships. Your Partnership owns a 99.98% general partnership interest in Stratford Place Investors Limited Partnership, and affiliates of the Managing General Partner own a 0.01% general partnership interest and a 0.01% limited partnership interest in Stratford Place

Investors Limited Partnership. Stratford Place Investors Limited Partnership owns Stratford Place Apartments, a 350-unit apartment complex in Gaithersburg, Maryland. Your Partnership also owns a 99.9% general partnership interest in Meadow Wood Associates, and an affiliate of the Managing General Partner owns a 0.1% general partnership interest in Meadow Wood Associates. Meadow Wood Associates owns Ashton Ridge Apartments, a 356-unit apartment complex in Jacksonville, Florida. In December 2003, the AIMCO Operating Partnership entered into contracts to acquire the partnership interests in these operating partnerships that are not owned by the Partnership. The AIMCO Operating Partnership expects the transfers to be effective upon obtaining approval of the lenders of the operating partnerships, which the AIMCO Operating Partnership expects to occur prior to July 23, 2004.

      The general partners of the Partnership are Two Winthrop Properties, Inc. and Linnaeus-Lexington Associates Limited Partnership. Your Partnership's principal executive offices are currently located at 55 Beattie Place, P.O. Box 1089, Greenville, South Carolina 29602.


      Limited Partners. As of June 23, 2004, there were 633 Limited Partners of record. As of June 23, 2004, there were 23,139 Units issued and outstanding. The AIMCO Operating Partnership or its affiliate owns 10,969.25, or approximately 47.4%, of the outstanding Units AND is the only beneficial owner of five percent or more of any class of limited partnership interests in the Partnership.


      Property Management. An affiliate of the Nominee General Partner serves as manager of the Partnership's properties. Pursuant to the management agreement between the property manager and the Partnership, the property manager operates the Partnership's properties, establishes rental policies and rates and directs marketing activities. The property manager also is responsible for maintenance, the purchase of equipment and supplies, and the selection and engagement of all vendors, suppliers and independent contractors. The property manager is entitled to receive 5% of tenant rent collections from the Partnership's properties for providing property management services.

      General Partners' Fees and Reimbursements. The Withdrawing General Partner is entitled to receive reimbursements and fees for, among other things, management of the Partnership and other services provided to the Partnership. Upon the consummation of the Transfer Proposal, the Nominee General Partner will be entitled to receive all such fees and reimbursements.

      Financial Information. For more information regarding your Partnership and its properties, please refer to the Annual Report of the Partnership on Form 10-KSB for the year ended December 31, 2003, the Quarterly Report of the Partnership on Form 10-QSB for the quarter ended March 31, 2004, and other reports and documents that your Partnership has filed with the SEC.

      The Nominee General Partner. AIMCO/Winthrop Growth Investors 1 GP, LLC, a Delaware limited liability company, is a new entity formed for the purpose of performing the duties of the general partner of the Partnership. The Nominee General Partner is controlled and beneficially owned by the AIMCO Operating Partnership and AIMCO. As an affiliate of the AIMCO Operating Partnership, the Nominee General Partner will also be the entity that will acquire the managing general partnership interest from an affiliate of the Withdrawing General Partner.

      The AIMCO Operating Partnership. The AIMCO Operating Partnership is a Delaware limited partnership. Together with its subsidiaries, it conducts substantially all of the operations of AIMCO. AIMCO is a self-administered and self-managed real estate investment trust, or REIT, engaged in the acquisition, ownership, management and redevelopment of apartment properties. As of March 31, 2004, AIMCO owned or managed a real estate portfolio of 1,605 apartment properties containing 283,030 apartment units located in 47 states, the District of Columbia and Puerto Rico. Based on apartment unit data compiled by the National Multi Housing Council, as of December 31, 2003, AIMCO was the largest REIT owner and operator of apartment properties in the United States. Its portfolio includes garden style, mid-rise and high-rise properties and we serve approximately one million residents per year.

      AIMCO owns an equity interest in, and consolidates the majority of, the properties in its owned real estate portfolio. These properties represent its consolidated properties. In addition, AIMCO has an equity interest in, but does not consolidate, certain properties that are accounted for under the equity method. These properties represent its unconsolidated properties. Additionally, AIMCO manages (both property and asset) but does not own an equity interest in other properties, although in certain cases it may indirectly own generally less than one percent of the operations of such properties through a partnership syndication or other fund. The equity holdings and managed properties are as follows as of December 31, 2003:

                                                             TOTAL PORTFOLIO
                                                       --------------------------
                                                       PROPERTIES          UNITS
                                                       ----------         -------
Consolidated properties (of which AIMCO manages
    174,679 units)                                          698           174,793
Unconsolidated properties (of which AIMCO manages
    51,264 units)                                           406            58,569
Property managed for third parties                           90            10,504
Asset managed for third parties                             411            39,164
                                                          -----           -------
Total                                                     1,605           283,030
                                                          =====           =======

      AIMCO's Class A Common Stock is listed and traded on the New York Stock Exchange under the symbol "AIV."

      The AIMCO Operating Partnership's general partner is AIMCO-GP, Inc., a Delaware corporation, which is a wholly-owned subsidiary of AIMCO. AIMCO's, AIMCO-GP's, the AIMCO Operating Partnership's, and the Nominee General Partner's principal executive offices are located at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237, and their telephone number is (303) 757-8101.

      The names, positions and business addresses of the directors and executive officers of AIMCO and the Nominee General Partner, as well as a biographical summary of the experience of such persons for the past five years or more, are set forth on Annex I attached hereto and are incorporated in this Consent Solicitation Statement by reference.

      AIMCO, the AIMCO Operating Partnership and the Partnership are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, file reports and other information with the Securities and Exchange Commission (the "SEC") relating to each company's business, financial condition and other matters, including the complete financial statements summarized below. Such reports and other information may be inspected at the public reference facilities maintained by the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Room of the SEC in Washington, D.C. at prescribed rates. The SEC also maintains a site on the World Wide Web at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. In addition, information filed by AIMCO with the New York Stock Exchange may be inspected at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York 10005.

      For more information regarding AIMCO and the AIMCO Operating Partnership, please refer to their respective Annual Reports on Form 10-K for the year ended December 31, 2003 and Quarterly Reports on Form 10-Q for the quarter ended March 31, 2004 (particularly the management's discussion and analysis of financial condition and results of operations) and other reports and documents filed with the SEC.

                                CONSENTS REQUIRED

      APPROVAL OF THE TRANSFER PROPOSAL IS ONLY POSSIBLE WITH THE WRITTEN CONSENT OF THE GENERAL PARTNERS AND TWO-THIRDS IN INTEREST OF LIMITED PARTNERS. EACH OF THE LIMITED PARTNERS OF RECORD AS OF THE RECORD DATE ARE ENTITLED TO APPROVE OR DISAPPROVE THE TRANSFER PROPOSAL. As of the Record Date, there were 23,139 Units issued and outstanding. The AIMCO Operating Partnership and its affiliates own 10,969.25, or approximately 47.4%, of the outstanding Units, and they intend to consent to the Transfer Proposal. The Withdrawing General Partner and its affiliates own none of the outstanding Units. If Limited Partners owning an additional 4,456.75, or 19.26%, of the outstanding Units consent in writing to the Transfer Proposal, the Transfer Proposal will be approved. Abstentions will not be counted as consents in favor of the Transfer Proposal.

                            SOLICITATION OF CONSENTS

      Consents will be solicited by mail, telephone, e-mail and in person. Solicitations may be made by representatives of the Managing General Partner, none of whom will receive additional compensation for such solicitations. The cost of preparing, assembling, printing and mailing this Solicitation Statement and the enclosed Consent (estimated to be $500) will be borne by the Managing General Partner. The fees and expenses of the Solicitation Agent (estimated to be $750) will be paid by the Managing General Partner.

      LIMITED PARTNERS WHO DESIRE TO CONSENT TO THE TRANSFER PROPOSAL SHOULD DO SO BY MARKING THE APPROPRIATE BOX ON THE CONSENT INCLUDED WITH THIS CONSENT SOLICITATION STATEMENT, AND SIGNING, DATING AND DELIVERING THE CONSENT TO THE SOLICITATION AGENT BY MAIL IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE, BY OVERNIGHT COURIER OR BY FACSIMILE AT THE ADDRESS OR FACSIMILE NUMBER SET FORTH ABOVE AND ON THE CONSENT, ALL IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED IN THIS CONSENT SOLICITATION STATEMENT.

      All Consents that are properly completed, signed and delivered to the Solicitation Agent prior to the Expiration Date and not properly revoked (see "Revocation of Instructions" below) will be given effect in accordance with the specifications thereof. IF A CONSENT IS DELIVERED AND NEITHER THE "CONSENTS," THE "WITHHOLDS CONSENT" NOR THE "ABSTAINS" BOX IS MARKED WITH RESPECT TO ANY PROPOSAL, BUT THE CONSENT IS OTHERWISE PROPERLY COMPLETED AND SIGNED, THE LIMITED PARTNER WILL BE DEEMED TO HAVE CONSENTED TO THE CORRESPONDING PROPOSAL.

      Consents must be executed in exactly the same manner as the name(s) in which ownership of the Partnership interests is registered. If the Partnership interests to which a Consent relates are held by two or more joint holders, all such holders should sign the Consent. If a Consent is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary, agency or representative capacity, such person must so indicate when signing and submit with the Consent evidence satisfactory to the Partnership of authority to execute the Consent.

      The execution and delivery of a Consent will not affect a Limited Partner's right to sell or transfer the Partnership interests. All Consents received by the Solicitation Agent (and not properly revoked) prior to the Expiration Date will be effective notwithstanding a record transfer of such Partnership interests subsequent to the Record Date. A person who acquires Partnership interests after the Record Date may not consent.

      All questions as to the validity, form and eligibility (including time of receipt) regarding consent procedures will be determined by the Managing General Partner in its sole discretion, which determination will be conclusive and binding. The Managing General Partner reserves the right to reject any or all Consents that are not in proper form. The Managing General Partner also reserves the right to waive any defects, irregularities or conditions of delivery as to particular Consents. Unless waived, all such defects or irregularities in connection with the delivery of Consents must be cured within such time as the Managing General Partner determines. Neither the Managing General Partner nor any of their respective affiliates or any other persons shall be under any duty to give any notification of any such defects, irregularities or waivers, nor shall any of them incur any liability for failure to give such notification. Deliveries of Consents will not be deemed to have been made until any irregularities or defects therein have been cured or waived. The interpretations of the terms and conditions of this solicitation by the Managing General Partner shall be conclusive and binding.

      Extension of Solicitation Period. The Managing General Partner expressly reserves the right, in its discretion, at any time and from time to time, to extend the period of time during which consents are solicited hereunder. Notice of any such extension will promptly be disseminated to Limited Partners in a manner reasonably designed to inform Limited Partners of such extension.

      Revocation of Instructions. Any Limited Partner who has delivered a Consent to the Solicitation Agent may revoke the instructions set forth in such Consent by delivering to the Solicitation Agent a written notice of revocation prior to midnight, New York City time, on the Expiration Date. In order to be effective, a notice of revocation of the instructions set forth in a Consent must (i) contain the name of the person who delivered the Consent, (ii) be in the form of a subsequent Consent marked either as "CONSENTS," "WITHHOLDS CONSENT" or "ABSTAINS," as the case may be, or in a writing delivered to the Solicitation Agent stating that the prior Consent is revoked, (iii) be signed by the Limited Partner in the same manner as the original signature on the Consent, and (iv) be received by the Solicitation Agent prior to midnight, New York City time, on the Expiration Date at one of its addresses or the fax number set forth on the Consent. A purported notice of revocation that lacks any of the required information, is dispatched to an improper address or telephone number or is not received in a timely manner will not be effective to revoke the instructions set forth in a Consent previously given. A revocation of the instructions set forth in a Consent can only be accomplished in accordance with the foregoing procedures. A LIMITED PARTNER MAY NOT REVOKE THE INSTRUCTIONS SET FORTH IN THE CONSENT AFTER MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

      The signed Consents should be sent or delivered by each partner to the Solicitation Agent at the address set forth below.

                           THE SOLICITATION AGENT IS:

                             THE ALTMAN GROUP, INC.

          By Mail:                By Overnight Courier:             By Hand:

  1275 Valley Brook Avenue    1275 Valley Brook Avenue      1275 Valley Brook Avenue
Lyndhurst, New Jersey 07071  Lyndhurst, New Jersey 07071  Lyndhurst, New Jersey 07071
       (800) 217-9608              (800) 217-9608                (800) 217-9608

           By Facsimile:                          For Information please call:

          (201) 460-0050                            TOLL FREE (800) 217-9608

                                     ANNEX I
                             OFFICERS AND DIRECTORS

      The names and positions of the executive officers of Apartment Investment and Management Company ("AIMCO"); AIMCO-GP, Inc. ("AIMCO-GP"); and the general partner of your partnership, are set forth below. The directors of AIMCO are also set forth below. The two directors of AIMCO-GP are Terry Considine and Peter Kompaniez. Unless otherwise indicated, the business address of each executive officer and director is 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237. Each executive officer and director is a citizen of the United States of America.

                NAME                                             POSITION
                ----                                             --------
Terry Considine......................  Chairman of the Board, Chief Executive Officer and President

Peter K. Kompaniez...................  Vice Chairman of the Board

Jeffrey W. Adler.....................  Executive Vice President -- Conventional Property Operations

Harry G. Alcock......................  Executive Vice President and Chief Investment Officer

Miles Cortez.........................  Executive Vice President, General Counsel and Secretary

Joseph DeTuno........................  Executive Vice President -- Redevelopment

Randall J. Fein......................  Executive Vice President -- University Housing

Patti K. Fielding....................  Executive Vice President -- Securities and Debt

Thomas M. Herzog.....................  Senior Vice President and Chief Accounting Officer

Lance J. Graber......................  Executive Vice President -- AIMCO Capital

Paul J. McAuliffe....................  Executive Vice President and Chief Financial Officer

Ronald D. Monson.....................  Executive Vice President

James G. Purvis......................  Executive Vice President -- Human Resources

David Robertson......................  Executive Vice President; President and Chief Executive Officer
                                       --  AIMCO Capital

James N. Bailey......................  Director

Richard S. Ellwood...................  Director

J. Landis Martin.....................  Director

Thomas L. Rhodes.....................  Director

                 NAME                              PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS
                 ----                              --------------------------------------------
Terry Considine......................  Mr. Considine has been Chairman of the Board and Chief Executive Officer since July 1994. Mr. Considine serves as Chairman and Chief Executive
                                       Officer of American Land Lease, Inc., another publicly held real estate investment trust and successor to Asset Investors Corporation and
                                       Commercial Assets, Inc. Mr. Considine devotes his time to his responsibilities at AIMCO on a full time basis, and the balance to
                                       American Land Lease, Inc. Upon the effectiveness of Mr. Kompaniez's resignation as President and pending the appointment of a chief operating officer, Mr. Considine will serve as President.

Peter K. Kompaniez...................  Mr. Kompaniez has been Vice Chairman of the Board since July 1994 and was appointed President in July 1997. Mr. Kompaniez has also served as
                                       Chief Operating Officer of NHP Incorporated after it was acquired by
                                       AIMCO in December 1997. Effective April 1, 2004, Mr. Kompaniez resigned as President. Mr. Kompaniez will continue in the role of Vice Chairman and will serve AIMCO on a variety of special and ongoing projects in an operating role.

Jeffrey W. Adler.....................  Mr. Adler was appointed Executive Vice President, Conventional Property
                                       Operations in February 2004. Previously he served as Senior Vice
                                       President of Risk Management of AIMCO from January 2002 until November
                                       2002, when he added the responsibility of Senior Vice President,
                                       Marketing. Prior to joining AIMCO from 2000 to 2002, Mr. Adler was
                                       Vice President, Property/Casualty for Channelpoint, a software company.
                                       From 1990 to 2000 Mr. Adler held several positions at Progressive
                                       Insurance including Colorado General Manager from 1996 to 2000, Product
                                       Manager for Progressive Insurance Mountain Division from 1992 to 1996, and Director of Corporate Marketing from 1990 to 1992.

Harry G. Alcock......................  Mr. Alcock served as a Vice President from July 1996 to October 1997, when he was promoted to Senior Vice President-Acquisitions. Mr. Alcock served as Senior Vice President-Acquisitions until October 1999, when he was promoted to Executive Vice President and Chief Investment
                                       Officer. Mr. Alcock has had responsibility for acquisition and financing activities of AIMCO since July 1994.

Miles Cortez.........................  Mr. Cortez was appointed Executive Vice President, General Counsel and
                                       Secretary in August 2001. Prior to joining the Company, Mr. Cortez was the senior partner of Cortez Macaulay Bernhardt & Schuetze LLC, a
                                       Denver law firm, from December 1997 through September 2001. From August
                                       1993 through November 1997, Mr. Cortez was a partner at McKenna &
                                       Cuneo LLP in Denver. He served as president of the Colorado Bar
                                       Association from 1996 to 1997 and the Denver Bar Association from 1982 to 1983.

Joseph DeTuno........................  Mr. DeTuno was appointed Executive Vice President -- Redevelopment in
                                       February 2001 and previously served as Senior Vice President -- Property
                                       Redevelopment from August 1997 to February 2001. Prior to joining AIMCO,
                                       Mr. DeTuno was President and founder of JD Associates, a full service real estate consulting, advisory and project management company that he founded in 1990.

Randall J. Fein......................  Mr. Fein was appointed Executive Vice President -- University Housing in
                                       October 2003 and is responsible for the operation of AIMCO's student housing related portfolio, including its joint venture activities. From
                                       1989 through 2003, Mr. Fein served as general partner of Income
                                       Apartment Investors L.P., and Texas First Properties L.P., which operated student and non-student housing. Prior to entering the apartment industry, Mr. Fein was engaged in the securities industry as a Director of Jefferies and as a Vice President of Salomon Brothers
                                       Inc. Mr. Fein is a member of the State Bar of Texas.

                 NAME                              PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS
                 ----                              --------------------------------------------
Patti K. Fielding....................  Ms. Fielding was appointed Executive Vice President -- Securities and
                                       Debt in February 2003. She is responsible for securities and debt financing and the treasury department. From January 2000 to February
                                       2003, Ms. Fielding served as Senior Vice President -- Securities and
                                       Debt. Ms. Fielding joined AIMCO in February 1997 and served as Vice
                                       President-Tenders, Securities and Debt until January 2000. Prior to joining the Company, Ms. Fielding was a Vice President with Hanover
                                       Capital Partners from 1996 to 1997, Vice Chairman, Senior Vice President and Principal of CapSource Funding Corp from 1993 to 1995, and Group
                                       Vice President with Duff & Phelps Rating Co. from 1987 to 1993.

Lance J. Graber......................  Mr. Graber has been Executive Vice President since October 1999. His principal business function is overseeing dispositions, refinancings, redevelopments and other transactions within AIMCO Capital's portfolio of affordable properties. Prior to joining the Company, Mr. Graber was a Director at Credit Suisse First Boston from 1994 to May 1999, during which time he supervised a staff of seven in the making of principal investments in hotel, multi-family and assisted living properties.

Thomas M. Herzog.....................  Mr. Herzog was appointed Senior Vice President and Chief Accounting
                                       Officer in January 2004. Prior to joining AIMCO, Mr. Herzog was at GE
                                       Real Estate, serving as Chief Accounting Officer & Global Controller from April 2002 to January 2004 and as Chief Technical Advisor from
                                       March 2000 to April 2002. Prior to joining GE Real Estate, Mr. Herzog was at Deloitte & Touche LLP from 1990 until 2000, including a two-year assignment in the real estate national office.

Paul J. McAuliffe....................  Mr. McAuliffe has been Executive Vice President since February 1999 and was appointed Chief Financial Officer in October 1999. From May 1996
                                       until he joined AIMCO, Mr. McAuliffe was Senior Managing Director of
                                       Secured Capital Corp.

Ronald D. Monson.....................  Mr. Monson was appointed Executive Vice President in February 2001.
                                       Beginning in February 2004, Mr. Monson assumed oversight of four of
                                       AIMCO's regional operating centers. From February 2001 to February 2004,
                                       Mr. Monson served as the head of AIMCO's conventional property operations. Previously, he served as Regional Vice President from March
                                       1997 to May 1998, when he was promoted to Senior Vice President of the
                                       Midwest Division. Mr. Monson served as Senior Vice President of the
                                       Midwest Division until January 1999, when he was appointed Senior Vice
                                       President of the Far West Division, which role he filled until
                                       February 2001. From April 1994 to February 1997, Mr. Monson was a
                                       Regional Vice President for Great Atlantic Property Management.

James G. Purvis......................  Mr. Purvis was appointed Executive Vice President -- Human Resources in
                                       February 2003. Prior to joining AIMCO, from October 2000 to February
                                       2003, Mr. Purvis served as the Vice President of Human Resources at
                                       SomaLogic, Inc. a privately held biotechnology company in Boulder,
                                       Colorado. From July 1997 to October 2000, Mr. Purvis was the principal consultant for O3C Global Organization Solutions, a global human resources strategy and technology consulting company based in Colorado and London. From March 1996 to July 1997 Mr. Purvis served as the Senior
                                       Vice President of Employee Relations at TCI, Inc. From August 1990 to
                                       March 1996 Mr. Purvis served as the Senior Vice President of Human
                                       Resources of Westin Hotels and Resorts.

                 NAME                                   PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS
                 ----                                   --------------------------------------------
David Robertson......................  Mr. Robertson has been Executive Vice President since February 2002, and was appointed President and Chief Executive Officer of AIMCO Capital
                                       in October 2002. He is responsible for property operations, asset management and transaction activities within AIMCO Capital's portfolio of affordable properties, and for redevelopment and construction activities for both the conventional and affordable property portfolios.
                                       Prior to joining the Company, Mr. Robertson was a member of the investment-banking group at Smith Barney from 1991 to 1996, where he was responsible for real estate investment banking transactions in the western United States, and was part of the Smith Barney team that managed AIMCO's initial public offering in 1994. Since February 1996,
                                       Mr. Robertson has been Chairman and Chief Executive Officer of Robeks
                                       Corporation, a privately held chain of specialty food stores.

James N. Bailey......................  Mr. Bailey was appointed a Director of AIMCO in June 2000 and is currently
      Cambridge Associates, Inc.       Chairman of the Nominating and Corporate Governance Committee and a member of the
      1 Winthrop Square,               Audit and Compensation and Human Resources Committee. Mr. Bailey is
      Suite 500                        co-founder and Senior Managing Director of Cambridge Associates, LLC, founded in
      Boston, MA  02110                1973, and co-founder, Treasurer and Director of: The Plymouth Rock Company,
                                       founded in 1984; Direct Response Corporation, founded in 1996; and
                                       Homeowners' Direct Corporation, founded in 1996; all U.S. personal lines insurance companies. In addition, he is a director of Getty Image, Inc., a publicly held company.  He has also been a member of a number of Harvard
                                       University alumni affairs committees, including, the Overseers Nominating
                                       Committee and The Harvard Endowment Committee.  Mr. Bailey is a member of the
                                       Massachusetts Bar and the American Bar Association.

Richard S. Ellwood...................  Mr. Ellwood was appointed a Director of the Company in July 1994. Mr. Ellwood is
      12 Auldwood Lane                 currently Chairman of the Audit Committee and a member of the Compensation and
      Rumson, NJ  07660                Human Resources and Nominating and Corporate Governance Committees. Mr.
                                       Ellwood is the founder and President of R.S. Ellwood & Co., Incorporated, a real estate investment banking firm. Prior to forming R.S. Ellwood & Co., Incorporated in 1987, Mr. Ellwood had 31 years experience on Wall Street as an investment banker, serving as: Managing Director and senior banker at Merrill Lynch Capital
                                       Markets from 1984 to 1987; Managing Director at Warburg Paribas Becker from 1978 to 1984; general partner and then Senior Vice President and a director at White,
                                       Weld & Co. from 1968 to 1978; and in various capacities at J.P. Morgan &
                                       Co. from 1955 to 1968.  Mr. Ellwood currently serves as a director of
                                       Felcor Lodging Trust, Incorporated and Florida East Coast Industries, Inc.

J. Landis Martin.....................  Mr. Martin was appointed a Director of AIMCO in July 1994 and is currently
      199 Broadway                     Chairman of the Compensation and Human Resources Committee. Mr. Martin is a
      Suite 4300                       member of the Audit and Nominating and Corporate Governance Committees. Mr.
      Denver, CO 80202                 Martin is also the Lead Independent Director of AIMCO's Board. Since 1994,
                                       Mr. Martin has been Chairman of the Board and Chief Executive Officer of Titanium
                                       Metals Corporation, a publicly held integrated producer of titanium metals.
                                       From 1987 to 2003, Mr. Martin served as President and Chief Executive Officer of
                                       NL Industries, Inc. ("NL"), a publicly held manufacturer of titanium dioxide chemicals, and served as a director of NL from 1986 to 2003. From 1990 until its acquisition by Dresser Industries, Inc. in 1994, Mr. Martin served as Chairman of the Board and Chief Executive Officer of Baroid Corporation, a publicly held petroleum services company. Mr. Martin is also a director of Halliburton Company,
                                       Crown Castle International Corporation, a wireless communications company, and
                                       Trico Marine Services, Inc., which provides marine support services to the oil and gas industry. Until February 2003, Mr. Martin was a director of Tremont
                                       Corporation, a holding company, and until December 2003 Mr. Martin was a director of Special Metals Corporation.
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                                      A-4


                 NAME                                   PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS
                 ----                                   --------------------------------------------
Thomas L. Rhodes.....................  Mr. Rhodes was appointed a Director of the Company in July 1994 and is currently
      215 Lexington Avenue             a member of the Audit, Compensation and Human Resources, and Nominating and
      4th Floor                        Corporate Governance Committees. Mr. Rhodes has served as the President and
      New York, NY  10016              Director of National Review Magazine since November 1992, where he has also served as a Director since 1988. From 1976 to 1992, he held various positions at Goldman Sachs & Co., was elected a General Partner in 1986 and served as a
                                       General Partner from 1987 until November 1992.  Mr. Rhodes is Chairman of the
                                       Board of Directors of The Lynde and Harry Bradley Foundation, Vice Chairman of
                                       American Land Lease, Inc., another publicly held real estate investment trust and successor to Asset Investors Corporation and Commercial Assets, Inc.

                 WINTHROP GROWTH INVESTORS 1 LIMITED PARTNERSHIP

                           CONSENT OF LIMITED PARTNER

The undersigned, a limited partner of Winthrop Growth Investors 1 Limited Partnership (the "Partnership"), and the holder of units ("Units") of limited partnership interest in the Partnership, acting with respect to all of the Units owned by the undersigned, hereby:

                  [__] Consents [__] Withholds Consent [__] Abstains

to the withdrawal of Linnaeus-Lexington Associates Limited Partnership as associate general partner of the partnership, and the assignment and transfer of the Withdrawing General Partner's general partnership interest to and substitution of AIMCO/Winthrop Growth Investors 1 GP, LLC (the "Nominee General Partner").

    IF NO ELECTION IS SPECIFIED, AN OTHERWISE PROPERLY COMPLETED AND SIGNED
          CONSENT FORM WILL BE DEEMED TO BE A CONSENT TO THE PROPOSAL.


The undersigned hereby acknowledges receipt of the Consent Solicitation Statement, dated June 24, 2004. THIS CONSENT IS SOLICITED BY TWO WINTHROP PROPERTIES, INC., THE MANAGING GENERAL PARTNER OF THE PARTNERSHIP. A fully completed, signed and dated copy of this Consent Form should be sent to the Solicitation Agent by mail or overnight courier to the address specified below, or by fax to the fax number specified below, prior to midnight, New York City time, on July 14, 2004, unless such date is extended by the Managing General Partner in its discretion, and such later date and time determined by the Managing General Partner shall be the date and time when the solicitation of consents will expire.


Dated:  ____________, 2004

By:____________________________________________________

_______________________________________________________
Please Print Name

If held jointly:

By:____________________________________________________

_______________________________________________________
Please Print Name

PLEASE SIGN EXACTLY AS YOU HOLD YOUR PARTNERSHIP UNITS. WHEN SIGNING AS AN ATTORNEY-IN-FACT, EXECUTORS, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE. IF AN INTEREST IS JOINTLY HELD, EACH HOLDER SHOULD SIGN. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY A DULY AUTHORIZED PERSON.

                           THE SOLICITATION AGENT IS:

                             THE ALTMAN GROUP, INC.

         By Mail:                 By Overnight Courier:             By Hand:

 1275 Valley Brook Avenue     1275 Valley Brook Avenue      1275 Valley Brook Avenue
Lyndhurst, New Jersey 07071  Lyndhurst, New Jersey 07071  Lyndhurst, New Jersey 07071

      By Facsimile:                           For Information please call:

     (201) 460-0050                            TOLL FREE (800) 217-9608

                                      C-2